Dreyfus
Worldwide Dollar
Money Market Fund, Inc.


ANNUAL REPORT
October 31, 2001







The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                             9   Statement of Assets and Liabilities

                            10   Statement of Operations

                            11   Statement of Changes in Net Assets

                            12   Financial Highlights

                            13   Notes to Financial Statements

                            16   Report of Independent Auditors

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus
                                       Worldwide Dollar Money Market Fund, Inc.

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Worldwide Dollar Money Market Fund, Inc. covers the period from November 1, 2000 through October 31, 2001. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Patricia A. Larkin.

It is impossible to discuss the economic and market events of the reporting period without addressing the devastating terrorist attacks of September 11, 2001. On behalf of The Dreyfus Corporation, I would like to extend heartfelt sympathies to all who have been touched by these tragedies and assure you that we continue to support the relief efforts.

Even before September 11, a slowing economy had prompted the Federal Reserve Board (the "Fed") to reduce short-term interest rates to their lowest levels in more than seven years. Since the attacks, the Fed has reduced rates even further in an attempt to offset the adverse economic effects that resulted from the disruption in business activity and consumer spending. Recent events may have prolonged existing economic weakness, but we believe that the U.S. may begin to see economic recovery in the months ahead. In the meantime, there is little doubt that money market yields will remain low and that the investment
environment   for   longer   term  assets  will  continue  to  be  challenging.

Given the current market environment, now might be a good time to ensure that your investments are appropriately allocated and diversified for the long term. We encourage you to contact your financial advisor for information about ways to refine your investment strategies. For additional market perspectives, please visit the Market Commentary section at www.dreyfus.com.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
November 15, 2001




DISCUSSION OF FUND PERFORMANCE

Patricia A. Larkin, Senior Portfolio Manager

How did Dreyfus Worldwide Dollar Money Market Fund, Inc. perform during the period?

During the 12-month period ended October 31, 2001, the fund produced a yield of 4.42% which, taking into account the effects of compounding, created an effective yield of 4.51%.(1)

What is the fund's investment approach?

When managing the fund, we closely monitor the outlook for economic growth and inflation, follow overseas developments and consider the posture of the Federal Reserve Board (the "Fed") in our decision as to how to structure the fund. Based upon our economic outlook, we actively manage the fund's average maturity in looking for opportunities that may present themselves in light of possible changes in interest rates. The fund invests in a broad range of high quality, short-term money market instruments, including U.S. government securities, short-term bank obligations issued by domestic and foreign banks, asset-backed securities, U.S. dollar-denominated foreign and domestic commercial paper, repurchase agreements and U.S. dollar-denominated obligations of foreign governments. Normally, the fund invests at least 25% of its net assets in bank obligations.

What other factors influenced the fund's performance?

The fund was primarily influenced by slowing economic growth and falling interest rates during the reporting period. The U.S. economy was already seeing signs of a slowdown when the reporting period began in November 2000. The Fed responded with three interest-rate reductions in January and March, totaling 150 basis points. The first of those rate cuts took place on January 3, 2001, between meetings of the Federal Open Market Committee ("FOMC"). The Fed was apparently reacting to an anemic Gross Domestic Product ("GDP") growth rate of just 1.0% for the fourth quarter of 2000, which was attributed to
                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

weak retail sales, higher energy prices, diminishing consumer confidence and softening manufacturing activity. The second and third rate cuts took place during the FOMC's regularly scheduled meetings, primarily in response to little change in the prospects for renewed economic growth. Indeed, GDP growth for the first quarter of 2001 came in at an annualized rate of just 1.1%.

The Fed's campaign to avoid recession continued during the second quarter of 2001. The Fed reduced short-term interest rates by an additional 50 basis points in April and in May and by 25 basis points in June. Despite six months of aggressive easing, capital spending remained weak and manufacturing activity remained sluggish. Seasonally adjusted GDP growth during the second quarter was estimated to grow at an annualized rate of just 0.3%. Only the consumer, who continued to spend and borrow, prevented the economy from spiraling downward into full-blown recession.

In the third quarter, the Fed left interest rates unchanged and some economists began to detect signs of possible economic improvement. Evidence emerged that inventories had returned closer to normal levels, energy prices had moderated and consumer spending remained relatively strong. Nonetheless, at its August meeting the Fed cited reduced capital spending, weak expansion of consumption and slower overseas growth as key factors behind its decision to reduce interest rates another 25 basis points.

Then, on September 11 disaster struck in the form of terrorist attacks on New York' s financial district and the Pentagon near Washington, D.C. In addition to the incalculable losses of human life and property, the attacks most likely sent an already weak economy over the brink into a full-blown recession. Consumer spending, which represented the last pillar propping up a weakened economy, suddenly plunged as individuals canceled travel plans and cut back on spending in the newly uncertain environment. For its part, the Fed acted quickly, cutting interest rates another 50 basis points even before the stock market reopened on September 17. It also injected approximately $50 billion into the economy through its open market activities. Its goals were to ensure the continued smooth operations of the financial markets and to stimulate economic growth.

The Fed followed up in October by cutting rates another 50 basis points. All told, the Fed has reduced interest rates a total of 400 basis points during the first 10 months of 2001 and for the period as a whole. Of course, short-term yields have declined commensurately.

What is the fund's current strategy?

Many investors seem optimistic that the Fed will remain responsive for as long as it takes to achieve economic recovery. In the current environment of declining interest rates and weak economic growth, we have continued to maintain the fund's long weighted average maturity in order to maintain higher yields for as long as we deem practical. As always, we remain prepared to respond, as we deem appropriate, to any events that may affect the short-term markets.

November 15, 2001

(1) EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                                             The Fund

STATEMENT OF INVESTMENTS


October 31, 2001

                                                                                            Principal
NEGOTIABLE BANK CERTIFICATES OF DEPOSIT--38.3%                                             Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Bank of Scotland (London)

   2.65%, 11/30/2001                                                                         25,000,000               25,015,522

Bayerische Hypo-und Vereinsbank AG (Yankee)

   2.56%, 10/22/2002                                                                         25,000,000  (a)          24,997,568

Bayerische Landesbank Girozentrale (London)

   5.00%, 2/19/2002                                                                          51,000,000               51,022,585

Bayerische Landesbank Girozentrale (Yankee)

   2.56%, 6/25/2002                                                                          10,000,000  (a)           9,998,718

Canadian Imperial Bank of Commerce (Yankee)

   4.32%-4.45%, 4/8/2002-5/31/2002                                                           60,000,000               59,997,761

Commerzbank AG (Yankee)

   2.57%, 5/10/2002                                                                          50,000,000  (a)          49,996,096

Credit Agricole Indosuez S.A. (Yankee)

   2.57%, 6/26/2002                                                                          25,000,000  (a)          24,996,783

Deutsche Bank AG (Yankee)

   3.70%, 10/4/2002                                                                          10,000,000                9,999,100

Landesbank Baden-Wuerttemberg (London)

   2.40%-2.84%, 11/26/2001-1/3/2002                                                          55,000,000               55,017,769

Landesbank Hessen-Thueringen Girozentrale (London)

   3.55%, 11/5/2001                                                                          25,000,000               25,000,024

National Australia Bank (London)

   4.05%, 5/29/2002                                                                          15,000,000               15,008,628

Nordbanken AB (London)

   5.00%, 2/25/2002                                                                          50,000,000               50,019,502

Norddeutsche Landesbank Girozentrale (London)

   3.80%, 7/29/2002                                                                          30,000,000               30,002,166

Swedbank (Yankee)

   2.50%, 10/21/2002                                                                         10,000,000               10,000,000

Union Bank of California N.A.

   2.25%, 4/8/2002                                                                           50,000,000               50,000,000

Westdeutsche Landesbank Girozentrale (London)

   4.24%, 5/17/2002                                                                          25,000,000               25,000,000

TOTAL NEGOTIABLE BANK CERTIFICATES OF DEPOSIT

   (cost $516,072,222)                                                                                               516,072,222
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER--17.8%
------------------------------------------------------------------------------------------------------------------------------------

GE Capital International Funding Inc.

   2.46%, 11/16/2001                                                                         60,000,000               59,938,750



                                                                                            Principal
COMMERCIAL PAPER (CONTINUED)                                                               Amount ($)                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Preferred Receivables Funding Corp.

   3.42%, 11/20/2001                                                                         25,000,000  (b)          24,955,271

Prudential Funding LLC

   2.60%, 11/1/2001                                                                          20,000,000               20,000,000

Stadshypotek Delaware Inc.

   2.52%, 11/26/2001                                                                         35,000,000  (b)          34,938,993

Swedbank Inc.

   2.40%, 11/5/2001                                                                          50,000,000               49,986,667

UBS Finance Delaware LLC

   2.65%, 11/1/2001                                                                          50,000,000               50,000,000

TOTAL COMMERCIAL PAPER

   (cost $239,819,681)                                                                                               239,819,681
------------------------------------------------------------------------------------------------------------------------------------

CORPORATE NOTES--29.2%
------------------------------------------------------------------------------------------------------------------------------------

Bear Stearns Cos. Inc.

   3.64%, 5/7/2002                                                                           37,250,000  (a)          37,298,469

Beta Finance Inc.

   4.10%, 6/12/2002                                                                          25,000,000  (b)          24,999,236

Beta Finance Inc.

   2.60%, 6/17/2002                                                                          30,000,000  (a,b)        30,000,000

CC (USA) Inc.

   2.61%, 7/9/2002                                                                           26,000,000  (a,b)        26,000,000

Credit Agricole Indosuez S.A.

   2.54%, 1/29/2002                                                                          25,000,000  (a)          24,998,781

K2 (USA) LLC

   2.60%, 7/25/2002                                                                          60,000,000  (a,b)        60,000,000

Liberty Lighthouse US Capital Company, LLC

   2.61%, 7/9/2002                                                                           30,000,000  (a,b)        30,000,000

Links Finance LLC

   3.76%-4.01%, 7/15/2002-8/27/2002                                                          60,000,000  (b)          60,010,289

Merrill Lynch & Co. Inc.

   4.27%, 5/3/2002                                                                           50,000,000               50,000,000

Sigma Finance Inc.

   3.82%, 7/2/2002                                                                           25,000,000  (b)          25,000,000

Sigma Finance Inc.

   2.59%, 7/16/2002                                                                          25,000,000  (a,b)        25,000,000

TOTAL CORPORATE NOTES

   (cost $393,306,775)                                                                                               393,306,775

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                            Principal
PROMISSORY NOTE--3.7%                                                                      Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Goldman Sachs Group Inc.

  3.30%, 3/8/2002

   (cost $50,000,000)                                                                        50,000,000  (c)          50,000,000
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM BANK NOTES--7.4%
------------------------------------------------------------------------------------------------------------------------------------

Bank One N.A.

   2.56%, 1/11/2002                                                                          50,000,000  (a)          49,998,055

National City Bank

   2.55%, 7/19/2002                                                                          50,000,000  (a)          50,000,000

TOTAL SHORT-TERM BANK NOTES

   (cost $99,998,055)                                                                                                 99,998,055
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES--3.0%
------------------------------------------------------------------------------------------------------------------------------------

Federal Home Loan Banks, Notes

  2.46%, 11/1/2001

   (cost $40,703,000)                                                                        40,703,000               40,703,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $1,339,899,733)                                                           99.4%            1,339,899,733

CASH AND RECEIVABLES (NET)                                                                          .6%                8,164,589

NET ASSETS                                                                                       100.0%            1,348,064,322

(A)  VARIABLE INTEREST RATE--SUBJECT TO PERIODIC CHANGE.

(B)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
     REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT OCTOBER 31,
     2001, THESE SECURITIES AMOUNTED TO $340,903,789 REPRESENTING 25.3% OF NET
     ASSETS.

(C)  THIS NOTE WAS ACQUIRED FOR INVESTMENT, NOT WITH THE INTENT TO DISTRIBUTE OR
     SELL. SECURITY RESTRICTED AS TO PUBLIC RESALE. THIS SECURITY WAS ACQUIRED
     ON 9/11/2001 AT A COST OF $50,000,000. AT OCTOBER 31, 2001, THE AGGREGATE
     VALUE OF THIS SECURITY WAS $50,000,000 REPRESENTING 3.7% OF NET ASSETS AND
     IS VALUED AT AMORTIZED COST.

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF ASSETS AND LIABILITIES

October 31, 2001

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                        1,339,899,733  1,339,899,733

Interest receivable                                                 11,592,988

Prepaid expenses                                                       104,831

                                                                 1,351,597,552
-------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                          671,591

Cash overdraft due to Custodian                                      2,471,345

Accrued expenses                                                       390,294

                                                                     3,533,230
-------------------------------------------------------------------------------

NET ASSETS ($)                                                   1,348,064,322
-------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                   1,348,280,857

Accumulated net realized gain (loss) on investments                   (216,535)
-------------------------------------------------------------------------------

NET ASSETS ($)                                                    1,348,064,322
-------------------------------------------------------------------------------

SHARES OUTSTANDING

(25 billion shares of $.001 par value Common Stock authorized)    1,348,280,857

NET ASSET VALUE, offering and redemption price per share ($)              1.00

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Year Ended October 31, 2001

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     70,011,474

EXPENSES:

Management fee--Note 2(a)                                            6,758,458

Shareholder servicing costs--Note 2(b)                               3,582,854

Directors' fees and expenses--Note 2(c)                                234,326

Prospectus and shareholders' reports                                   122,026

Custodian fees                                                         109,944

Registration fees                                                       40,897

Professional fees                                                       40,566

TOTAL EXPENSES                                                      10,889,071

Less--reduction in management fee due to undertaking--Note 2(a)      (815,214)

NET EXPENSES                                                        10,073,857

INVESTMENT INCOME--NET                                              59,937,617
--------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 1(B) ($)                  81,406

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                60,019,023

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended October 31,
                                           -------------------------------------
                                                     2001               2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         59,937,617          79,172,126

Net realized gain (loss) on investments            81,406              (1,163)

NET INCREASE (DECREASE) IN NET ASSETS
      RESULTING FROM OPERATIONS                60,019,023          79,170,963
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                       (59,937,617)         (79,566,221)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold               4,255,313,255       4,753,891,506

Dividends reinvested                           56,347,326          74,468,180

Cost of shares redeemed                    (4,273,218,997)     (5,046,453,513)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                  38,441,584        (218,093,827)

TOTAL INCREASE (DECREASE) IN NET ASSETS        38,522,990        (218,489,085)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                         1,309,541,332        1,528,030,417

END OF PERIOD                               1,348,064,322        1,309,541,332

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                                       Year Ended October 31,
                                                                 -------------------------------------------------------------------
                                                                 2001           2000          1999           1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             1.00           1.00          1.00           1.00          1.00

Investment Operations:

Investment income--net                                           .044           .055          .046           .049          .049

Distributions:

Dividends from investment income--net                           (.044)         (.055)        (.046)         (.049)        (.049)

Net asset value, end of period                                   1.00           1.00          1.00           1.00          1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 4.51           5.65          4.52           5.05          5.02
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .75            .75           .75            .75           .75

Ratio of net investment income
   to average net assets                                         4.43           5.47          4.45           4.95          4.90

Decrease reflected in above expense ratios
   due to undertakings by
   The Dreyfus Corporation                                        .06            .12           .12            .18           .14
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                       1,348,064       1,309,541    1,528,030      1,571,336     1,667,835

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Worldwide Dollar Money Market Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of the Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

It is the fund's policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost, which has been determined by the fund's Board of Directors to represent the fair value of the fund's investments.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income is recognized on the accrual basis. Cost of investments represents amortized cost. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

                                                             The Fund

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $217,000 available for Federal income tax purposes to be applied against future net securities profits realized subsequent to October 31, 2001. If not applied, $137,000 of the carryover expires in fiscal 2004, $79,000 expires in fiscal 2005 and $1,000 expires in fiscal 2008.

At October 31, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager had undertaken from November 1, 2000 through October 31, 2001 to reduce the management fee paid by the fund, to the extent that the fund's aggregate expenses, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceeded an annual rate of .75 of 1% of the value of the fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $815,214 during the period ended October 31, 2001.


NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended October 31, 2001, the fund was charged $1,714,434 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 2001, the fund was charged $1,309,445 pursuant to the transfer agency agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $45,000 and an attendance fee of $5,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board Members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors Dreyfus Worldwide Dollar Money Market Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Worldwide Dollar Money Market Fund, Inc., including the statement of investments, as of October 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Worldwide Dollar Money Market Fund, Inc. at October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York
December 13, 2001



                   For More Information

                        Dreyfus Worldwide Dollar
                        Money Market Fund, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        15 Broad Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166




To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds 1
44 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2001 Dreyfus Service Corporation                                  762AR1001